SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Variable Trust

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[LETTERHEAD JNF ADVISORS, INC.]

March 12, 2012

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of JNF Money Market Portfolio, JNF Balanced Portfolio, and JNF Equity Portfolio (each, a "JNF Fund" and together, the "JNF Funds"), each a series of Northern Lights Variable Trust ("NLVT"), a Delaware statutory trust.

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on April 12, 2012, at the offices of Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York  11788.  Please take the time to carefully read the Proxy Statement and cast your vote.

The principal purpose of the meeting is to seek your approval in connection with three proposals.  First, shareholders of each JNF Fund are being asked to approve a new investment advisory agreement by and between NLVT and JNF Advisors, Inc. ("JNF") with respect to the JNF Funds (the "Proposed Advisory Agreement").  JNF has informed the Board of Trustees of NLVT that JNF’s parent company, Jefferson National Financial Corp. ("JNFC") entered into a transaction that resulted in a "change in control" of JNFC, and indirectly, JNF (the "JNF Reorganization").  Upon the December 30, 2011 closing of the JNF Reorganization, the existing investment advisory and sub-advisory agreement with regard to each JNF Fund automatically terminated.  JNF and each JNF Fund’s sub-adviser are currently advising the JNF Funds under interim advisory agreements.  Shareholders of the JNF Funds are being asked to approve the Proposed Advisory Agreement to allow JNF to continue to provide investment advisory services to each JNF Fund.

In addition to approving the Proposed Advisory Agreement, shareholders of each JNF Fund are being asked to approve an investment sub-advisory agreement (each, a "Proposed Sub-Advisory Agreement").  More specifically, shareholders of the JNF Money Market Portfolio are being asked to approve a new investment sub-advisory agreement with Invesco Advisers, Inc. ("INVESCO").  Shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio are being asked to approve a new investment sub-advisory agreement with Chicago Equity Partners, LLC ("CEP").

The terms of the Proposed Advisory Agreement and of each Proposed Sub-Advisory Agreement are identical to the previous investment advisory and corresponding sub-advisory agreement in all material respects.  If approved by shareholders, the fees payable to JNF under the Proposed Advisory Agreement and to each of INVESCO and CEP under the relevant Proposed Sub-Advisory Agreement would be the same as under the previous agreements.

Shareholders of each JNF Fund also are being asked to approve the implementation of an exemptive order obtained by NLVT and JNF (the "Order").  If implementation of the Order is approved by shareholders, the Order will permit JNF to enter into or materially amend terms of sub-advisory agreements with non-affiliated investment sub-advisers, subject to the prior approval of the Board of Trustees, but without seeking shareholder approval.

More information on the specific details and reasons for each proposal is contained in the enclosed Proxy Statement.  The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.  Please read these documents carefully.  JNF requests that you vote for each proposal.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope or vote by phone or through the Internet.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of NLVT may be voted only in person or by written proxy.

Finally, shareholders of the JNF Money Market Portfolio should note that the Board of Trustees of NLVT has concluded that it is in the best interests of the JNF Money Market Portfolio and its shareholders that the Portfolio cease operations and liquidate its assets.  Thus, effective no later than May 1, 2012, the JNF Money Market Portfolio will be closed to new investors and existing investors will not be permitted to make any additional investments.  As soon as is administratively practicable thereafter, the assets of the JNF Money Market Fund will be liquidated.  Shareholder approval is not required for the closure of the JNF Money Market Portfolio and you are not being asked to vote on the closure of the JNF Money Market Portfolio as part of this Proxy Statement.  Shareholders of the JNF Money Market Portfolio will receive additional information regarding the closure of the JNF Money Market Portfolio.

If you have any questions, please call us at 800.309.2984 and we will be glad to assist you.

Sincerely,

[●]
Craig A. Hawley
General Counsel and Secretary
JNF Advisors, Inc.

JNF Money Market Portfolio

JNF Balanced Portfolio

JNF Equity Portfolio

Each, a series of

NORTHERN LIGHTS VARIABLE TRUST

c/o Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York  11788

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

April 12, 2012

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Dear Shareholders:

The Board of Trustees of the Northern Lights Variable Trust ("NLVT), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of JNF Money Market Portfolio, JNF Balanced Portfolio, and JNF Equity Portfolio, each a series of NLVT (each, a "JNF Fund" and together, the "JNF Funds"), to be held at the offices of Gemini Fund Services, LLC, the administrator of NLVT, 450 Wireless Blvd., Hauppauge, NY  11788, on April 12, 2012, at 10 a.m. Eastern Time.

The shareholders of each JNF Fund are being asked to consider the following proposal:

(1)  To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

In addition, shareholders of the JNF Money Market Portfolio are being asked to consider the following proposal:

(2)

To approve a new Sub-Advisory Agreement by and between JNF and Invesco Advisers, Inc., the previous and proposed investment sub-adviser, with respect to the JNF Money Market Portfolio, a series of NLVT.  No fee increase is proposed.

Shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio are being asked to consider the following proposal:

(3)

To approve a new Sub-Advisory Agreement by and between JNF and Chicago Equity Partners, LLC ("CEP"), the previous and proposed investment sub-adviser, with respect to each of the JNF Balanced Portfolio and the JNF Equity Portfolio and each of which a series of NLVT.  No fee increase is proposed.

Shareholders of each JNF Fund are being asked to consider the following proposal:

(4)

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements with non-affiliated sub-advisers, with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

(5)

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the JNF Funds at the close of business on February 29, 2012.

If you have any questions, please call 800.309.2984.  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

By Order of the Board of Trustees,

James P. Ash, Esq.

Secretary

Northern Lights Variable Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided or vote by phone or through the Internet.  IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly.  Any proposal submitted to a vote at the Special Meeting of Shareholders by anyone other than the officers or trustees of NLVT may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of JNF or from NLVT if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Special Meeting of Shareholders.

JNF Money Market Portfolio

JNF Balanced Portfolio

JNF Equity Portfolio

Each, a series of

Northern Lights Variable Trust

with its principal offices at

4020 South 147th Street
Omaha, NE 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 12, 2012

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Northern Lights Variable Trust ("NLVT") on behalf of the JNF Money Market Portfolio, JNF Balanced Portfolio and JNF Equity Portfolio each a series of NLVT (each, a "JNF Fund" and together, the "JNF Funds"), for use at the Special Meeting of Shareholders of NLVT (the "Special Meeting") to be held at the offices of NLVT’s administrator at 450 Wireless Blvd., Hauppauge, NY 11788 on April 12, 2012 at 10 a.m. Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 14, 2012.

The Special Meeting has been called by the Board of Trustees for the following purposes:

Proposal		To be voted on by shareholders of:
1.

To approve a new Investment Advisory Agreement, a form of which is attached as Exhibit A to this Proxy Statement, by and between NLVT and JNF Advisors, Inc., the previous and proposed investment adviser, with respect to each JNF Fund, each a series of NLVT (the "Proposed Advisory Agreement").  No fee increase is proposed.

All JNF Funds
2.

To approve a new Sub-Advisory Agreement, a form of which is attached as Exhibit B to this Proxy Statement, by and between JNF Advisors, Inc. and Invesco Advisers, Inc., the previous and proposed investment sub-adviser, with respect to the JNF Money Market Portfolio, a series of NLVT.  No fee increase is proposed.

JNF Money Market Portfolio
3.

To approve a new Sub-Advisory Agreement, a form of which is attached as Exhibit C to this Proxy Statement, by and between JNF Advisors, Inc. and Chicago Equity Partners, LLC, the previous and proposed investment sub-adviser, with respect to the JNF Balanced Portfolio and JNF Equity Portfolio, each a series of NLVT.  No fee increase is proposed.

JNF Balanced Portfolio JNF Equity Portfolio
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF Advisors, Inc. from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF Advisors, Inc. to enter into new sub-advisory agreements, or to materially amend the terms of existing sub-advisory agreements with non-affiliated sub-advisers, with the approval of the Board of Trustees, but without the approval of shareholders.

All JNF Funds
5.	To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.	All JNF Funds

Only shareholders of record at the close of business on February 29, 2012 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

A copy of each JNF Fund’s most recent semi-annual and annual report, including financial statements and schedules, is available at no charge by sending a written request to the JNF Funds, 450 Wireless Blvd., Hauppauge, NY  11788 or by calling 800.309.2984.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 12, 2012.  A copy of the Notice of Special Meeting of shareholders, the Proxy Statement and Proxy Voting Ballot is available on the internet at www.proxyonline.us.

Why did you send me this Proxy Statement?

We have sent you this Proxy Statement, along with a Voting Instructions Card for each JNF Fund in which you have an interest.  This Proxy Statement provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of the Special Meeting of Shareholders.

Shares of the JNF Funds have been purchased at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or variable life insurance policy.  Thus, the words "you" and "shareholder" are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  Shares of each JNF Fund are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans.  Accordingly, the insurance companies, as the record owners of the shares of each JNF Fund are, in most cases, the true "shareholders" of each JNF Fund.  Holders of Variable Contracts ("Variable Contract Holders") that are registered with the U.S. Securities and Exchange Commission ("SEC") generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposals set forth in this Proxy Statement for each JNF Fund that they have chosen as an investment option.  Therefore, references to "shareholder" or "you" throughout this Proxy Statement does not usually refer to the technical shareholder, but usually means the persons who can decide how to vote on the Proposals, the Variable Contract Holders.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in each JNF Fund as to how to vote by promptly completing, signing, and returning the enclosed Voting Instructions Card in the enclosed envelope or vote by phone or through the Internet, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of each JNF Fund are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select a JNF Fund for investment through a Variable Contract have a beneficial interest in each such JNF Fund, but do not invest directly in or hold shares of each applicable JNF Fund.  An insurance company that uses a JNF Fund as a funding vehicle, is, in most cases, the legal shareholder of the JNF Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions are received in a timely fashion from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, have been determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instructions Card.  These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

Summary Of The JNF Reorganization

In December 2011, JNF informed NLVT that JNF’s parent company, Jefferson National Financial Corp. ("JNFC") was contemplating a management buyout whereby more than 80% of the existing shares of JNFC would be sold and a substantial amount of new capital would be invested into JNFC and its subsidiaries (the “Transaction”).  On December 30, 2011, JNFC consummated the Transaction.  The management buyout was led by Financial Partners Fund, a unit of Citi Capital Advisors, The Stephens Group and Eric Schwartz, a private investor.  Mitchell H. Caplan, JNFC’s current and continuing Chief Executive Officer, led the executive team behind the management buyout.  As part of the $83 million transaction, JNFC will deploy substantial new capital to accelerate growth and target several important secular trends: the market’s fastest growing demographic which is comprised of “High Net Worth” investors, the financial service industry’s fastest growing distribution channel which is comprised of registered investment advisers and fee-based advisers, and the increasing demand by these advisers and investors for new superior value products and services.

The Transaction resulted in a "change of control" of JNFC and, indirectly, JNF (the “JNF Reorganization”) and resulted in the "assignment," as such term is defined for purposes of the Investment Company Act of 1940 (the "1940 Act"), of the previous investment advisory agreement with JNF (the "Previous Advisory Agreement).  By law, this assignment triggered the automatic termination of the Previous Advisory Agreement and also of each of the previous sub-advisory agreements by and among:  JNF and Invesco Advisers, Inc. ("INVESCO") with regard to the JNF Money Market Portfolio (the "Previous INVESCO Agreement"); and JNF and Chicago Equity Partners, LLC ("CEP") with regard to each of the JNF Balanced Portfolio and the JNF Equity Portfolio (the "Previous CEP Agreement").  (Each of the Previous INVESCO Agreement and the Previous CEP Agreement may be referred to herein as a "Previous Sub-Advisory Agreement" and together as the "Previous Sub-Advisory Agreements.")  Each JNF Fund is currently being managed pursuant to interim advisory and sub-advisory agreements.

Therefore, the shareholders of each JNF Fund are being asked to approve a proposed investment advisory agreement with JNF (the "Proposed Advisory Agreement").  In addition, shareholders of the JNF Money Market Portfolio are being asked to approve a proposed investment sub-advisory agreement with INVESCO (the "Proposed INVESCO Agreement").  Shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio are being asked to approve a proposed investment sub-advisory agreement with CEP (the "Proposed CEP Agreement").  (Each of the Proposed INVESCO Agreement and the Proposed CEP Agreement may be referred to herein as a "Proposed Sub-Advisory Agreement" and together as the "Proposed Sub-Advisory Agreements.")  The Proposed Advisory Agreement is identical in all material respects to the Previous Advisory Agreement.  Furthermore, each Proposed Sub-Advisory Agreement is identical in all material respects to the corresponding Previous Sub-Advisory Agreement.

The Board of Trustees recommends a vote FOR each proposal.

PROPOSAL NUMBER 1

Approval of an Investment Advisory Agreement with JNF.

At a meeting on December 14, 2011 (the "Board Meeting"), the Board of Trustees approved an interim management agreement between NLVT, on behalf of each JNF Fund, and JNF (the "Interim Advisory Agreement").  The Interim Advisory Agreement allows JNF to continue to manage the JNF Funds while the Board of Trustees solicits shareholder approval of the Proposed Advisory Agreement.  The Interim Advisory Agreement became effective upon the closing of the Transaction, on December 30, 2011, and will be effective for 150 days from such date or until the Proposed Advisory Agreement is approved, if sooner.  The terms of the Interim Advisory Agreement are identical in all material respects to those of the Previous Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by JNF under the Interim Advisory Agreement are held in a separate escrow account pending shareholder approval of the Proposed Advisory Agreement.  Upon approval of the Proposed Advisory Agreement by shareholders, the escrowed management fees will be paid to JNF.

At the Board Meeting, the Board of Trustees also approved the Proposed Advisory Agreement with respect to each JNF Fund, subject to shareholder approval.

The Investment Advisory Agreements

Under the terms of both the Previous Advisory Agreement and Interim Advisory Agreement, JNF is entitled to receive an annual fee from each JNF Fund as set forth below.

JNF Fund	Management Fee as a Percentage of Daily Net Assets
JNF Money Market Portfolio	0.15%
JNF Balanced Portfolio	0.65%
JNF Equity Portfolio	0.65%

JNF has served as the investment adviser to the JNF Money Market Portfolio since 2008.  With regard to each of the JNF Balanced Portfolio and the JNF Equity Portfolio, JNF has served as the investment adviser to each Fund since 2007.

In exchange for the compensation JNF receives from each JNF Fund, JNF, at its sole expense, continuously furnishes an investment program for each JNF Fund and through a sub-adviser, makes investment decisions on behalf of each JNF Fund, and places all orders for the purchase and sale of portfolio securities, subject to each JNF Fund’s investment objective, policies, and restrictions and such policies as the Board of Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), last considered and unanimously approved the continuation of the Previous Advisory Agreement at a meeting held on December 13, 2010.  The Previous Advisory Agreement was approved by the sole-initial shareholder of the JNF Balanced Portfolio and the JNF Equity Portfolio on February 20, 2007.  The sole-initial shareholder of the JNF Money Market Portfolio approved the Previous Advisory Agreement with regard to the JNF Money Market Portfolio on March 18, 2008.

Subject to shareholder approval, NLVT will enter into the Proposed Advisory Agreement with JNF.  The terms and conditions of the Proposed Advisory Agreement are identical in all material respects to those of the Previous Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the Proposed Advisory Agreement with JNF is not approved, the Board of Trustees and JNF will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The Proposed Advisory Agreement will become effective with respect to each JNF Fund upon approval by the shareholders of each such JNF Fund.  The Proposed Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the relevant JNF Fund.  The Proposed Advisory Agreement automatically terminates on assignment and is terminable upon notice by a JNF Fund.  In addition, the Proposed Advisory Agreement may be terminated on not more than 60 days’ notice by JNF given to a JNF Fund or by the Board of Trustees to JNF.  In the event that JNF ceases to manage a JNF Fund, the right of such Fund to use the identifying name of "JNF" may be withdrawn.

The Proposed Advisory Agreement, like the Previous Advisory Agreement, provides that JNF shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A form of the Proposed Advisory Agreement is attached hereto as Exhibit A.  You should read the Proposed Advisory Agreement.  The description in this Proxy Statement of the Proposed Advisory Agreement is only a summary.

Information Concerning JNF

JNF is a corporation organized under the laws of the State of Delaware and located at 9920 Corporate Campus Drive, Louisville, Kentucky  40223.  The name, title, address, and principal occupation of the principal executive officer of JNF are set forth below:

Name and Address*:	Title:	Principal Occupation:
Craig A. Hawley	General Counsel and Chief Compliance Officer	General Counsel and Chief Compliance Officer

* Each officer address is in care of JNF, at 9920 Corporate Campus Drive, Louisville, Kentucky 40223.

During the fiscal year ended December 31, 2011, JNF, pursuant to the terms of the Previous Advisory Agreement: paid $98,883 in advisory fees with respect to the JNF Money Market Portfolio; received $109,081 in advisory fees with respect to the JNF Balanced Portfolio; and received $560,523 in advisory fees with respect to the JNF Equity Portfolio.  With regard to each JNF Fund, JNF previously agreed, at least until April 30, 2012 to waive a portion of its advisory fee and has agreed to reimburse each JNF Fund for other expenses to the extent necessary so that the total expenses incurred by each such Fund (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the business of the JNF Fund) do not exceed 1.25% per annum for the JNF Equity and JNF Balanced Funds and 0.65% per annum for the JNF Money Market Portfolio’s average daily net assets.  However, JNF voluntarily agreed to keep the expense cap of the JNF Money Market Portfolio at 0.50% per annum.  The JNF Funds are the only advisory clients of JNF.

Jefferson National Securities Corporation ("JNSC"), an affiliate of JNF, is registered as a broker-dealer with the SEC and also is a member of the Financial Industry Regulatory Authority.  Although JNSC is an affiliate of JNF, JNSC has not received any brokerage commissions in connection with portfolio transactions of any JNF Fund during the fiscal year ended, December 31, 2011.

Evaluation by the Board of Trustees

At the Board Meeting, the Board of Trustees, including the Independent Trustees, deliberated whether to approve the Proposed Advisory Agreement with JNF.  In determining to approve the Proposed Advisory Agreement, the Board of Trustees considered written materials provided by JNF and the NLVT’s administrator (the "Report") that had been provided to the Board of Trustees prior to the meeting.  The following summarizes the Board of Trustees’ review process and the information on which their conclusions were based:

The Board of Trustees noted that they had last reviewed information related to JNF and each JNF Fund in the context of approving the renewal of the investment advisory agreement and each sub-advisory agreement at a meeting held on December 13, 2010.  With respect to the JNF Balanced Portfolio and JNF Equity Portfolio, the investment advisory agreement and sub-advisory agreement were last approved by shareholder vote on April 30, 2007.  With respect to the JNF Money Market Portfolio, the investment advisory agreement and sub-advisory agreement were last approved by shareholder vote on April 30, 2008.  As to the fees and expenses of each JNF Fund, The Board of Trustees noted that JNF proposed charging an annual management fee of 0.65% for the JNF Equity Portfolio and the JNF Balanced Portfolio and 0.15% for the JNF Money Market Portfolio based on the average net assets of the respective JNF Fund, which are the same fees that were charged under the initial investment advisory agreement.   The Board of Trustees also noted that JNF proposed paying CEP an annual fee of 0.30% and 0.27% for, respectively, the JNF Equity Portfolio and the JNF Balanced Portfolio, based on the assets managed by CEP.  The Board of Trustees further noted that JNF proposed paying INVESCO a 0.05% annual fee for the JNF Money Market Portfolio, based on the assets managed by INVESCO.  The Board of Trustees noted that the sub-advisory fees were the same as under the Previous Sub-Advisory Agreements.  With respect to the JNF Equity Portfolio, the Board of Trustees noted that the Fund’s management fee was below the average for its peer group and the Fund’s net expense ratio was in line with the peer group’s average.  With respect to the JNF Balanced Portfolio, the Board of Trustees noted that the Fund’s management fee and net expense ratio were above the averages for its group, but lower than or in line with certain funds in the peer group.  With respect to the JNF Money Market Portfolio, the Board of Trustees noted that the Fund’s management fee and net expense ratio were below the averages for its peer group.  The Board of Trustees also compared the sub-advisory fees paid to CEP and INVESCO to the fees charged by the sub-advisers for other accounts they manage.  The Board of Trustees concluded that each JNF Fund’s advisory fees and applicable sub-advisory fees, as well as its overall expense ratio, were reasonable in light of the services each JNF Fund expected to or currently receives from JNF and each applicable sub-adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

As to the nature, extent and quality of services provided, the Board of Trustees discussed the nature of the operations of JNF and each sub-adviser and the experience of their respective management personnel.  The Board of Trustees noted that the services provided by JNF under the Proposed Advisory Agreement and the sub-advisers under each Proposed Sub-Advisory Agreement would be identical to those provided under the previous agreements, respectively.  The Board of Trustees then reviewed financial information provided by each firm.  The Board of Trustees concluded that each of JNF, CEP and INVESCO has the ability to provide a level of service consistent with the expectations of the Board of Trustees.

As to the investment performance of each JNF Fund, the Board of Trustees considered the past performance of JNF and each sub-adviser with respect to the JNF Funds, as well as the performance of CEP’s and INVESCO’s separately managed accounts and other factors relating to each adviser’s track records.  The Board of Trustees noted that for the one- and three-year periods ended September 30, 2011, the JNF Balanced Portfolio and the JNF Equity Portfolio had each outperformed their respective benchmark index.  They further noted that for the one-year period, the JNF Money Market Portfolio’s performance was slightly below that of its benchmark index.  The Board of Trustees also considered the performance of each JNF Fund relative to a peer group of funds in the respective Morningstar category of each JNF Fund.  The Board of Trustees noted that the JNF Money Market Portfolio had slightly outperformed the peer group’s average for the one-year period and that the JNF Balanced Portfolio and the JNF Equity Portfolio had outperformed their respective peer group’s average for the one-year period, but underperformed for the three-year period.  The Board of Trustees concluded that JNF and each sub-adviser have the potential to deliver favorable performance.

As to the potential to achieve any economies of scale, the Board of Trustees considered whether there are or will be economies of scale with respect to the management of each JNF Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of each Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

The Board of Trustees further considered the anticipated profits to be realized by JNF and each sub-adviser in connection with the operation of the JNF Funds, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the JNF Funds.  The Board of Trustees also considered the profits to be realized by JNF and each sub-adviser from other activities related to the JNF Funds.  The Board of Trustees concluded that because of each JNF Fund’s previous asset levels and expense limitation agreement, the level of profitability of JNF and that of each sub-adviser derived from each such party’s relationship with the JNF Funds would not be excessive.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the Proposed Advisory Agreement is in the best interests of each JNF Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Proposed Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each JNF Fund vote "FOR" approval of the Proposed Advisory Agreement.

PROPOSAL NUMBER 2

Approval of a Subadvisory Agreement by and among JNF and Invesco Advisors, Inc. with Regard to the JNF Money Market Portfolio.

Background

The primary purpose of Proposal 2 is to enable INVESCO to continue to serve as the investment sub-adviser to the JNF Money Market Portfolio, a series of NLVT.  To do so, the Board is requesting that shareholders approve a new sub-advisory agreement by and among JNF and INVESCO (the "Proposed INVESCO Agreement").  (A copy of a form of the Proposed INVESCO Agreement is attached hereto as Exhibit B.)

As noted above, the closing of the Transaction resulted in a "change in control" of JNF and resulted in the automatic termination of both the Previous Advisory Agreement and the Previous INVESCO Agreement.  INVESCO has served as the investment sub-adviser to the JNF Money Market Portfolio since April 30, 2008.  Approval of the Proposed INVESCO Agreement will not raise the fees paid by either the JNF Money Market Portfolio or its shareholders.  The Proposed INVESCO Agreement is similar in all material respects to the Previous INVESCO Agreement.  The effective date of the Proposed INVESCO Agreement will be the date that that agreement is approved by shareholders.  The Board of Trustees last considered and approved the continuation of the Previous INVESCO Agreement on December 13, 2010.

Shareholder approval of the Proposed INVESCO Agreement is being requested in connection with a change in control of JNF related to the Transaction, as described above in connection with Proposal 1.  Under the 1940 Act, a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing its interests to less than 25% is presumed to constitute a "change in control" of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement, including a sub-advisory agreement, to be "assigned," which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Thus, upon closing of the Transaction, the JNF Reorganization would be presumed to constitute a "change in control" of JNF for purposes of the 1940 Act and to have caused the "assignment" and resulting termination of each Previous Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders of the JNF Money Market Portfolio are being asked to approve the Proposed INVESCO Agreement.

At a meeting on December 14, 2011 (the "Board Meeting"), the Board of Trustees approved an interim sub-advisory agreement among JNF and INVESCO (the "Interim INVESCO Agreement").  The Interim INVESCO Agreement allows INVESCO to continue managing the JNF Money Market Portfolio while the Board of Trustees solicits shareholder approval for the Proposed INVESCO Agreement.  Each Interim INVESCO Agreement became effective upon the closing of the JNF Reorganization and will be effective for 150 days from that date or until the Proposed INVESCO Agreement is approved by shareholders, if sooner.

The terms of the Interim INVESCO Agreement are identical in all material respects to those of the Previous INVESCO Agreement.  However, the date of execution, effectiveness, and termination of the Interim INVESCO Agreement are changed.  All fees earned by INVESCO under the Interim INVESCO Agreement are being held in a separate escrow account pending shareholder approval of the Proposed INVESCO Agreement.  Upon approval of the Proposed INVESCO Agreement by shareholders of the JNF Money Market Portfolio, the escrowed management fees will be paid to INVESCO.

Shareholders of the JNF Money Marker Portfolio should that, subsequent to the date of the Board Meeting, the Board of Trustees has concluded that it is in the best interests of the JNF Money Market Portfolio and its shareholders that the Portfolio cease operations and liquidate its assets.  Thus, effective no later than May 1, 2012, the JNF Money Market Portfolio will be closed to new investors and existing investors will not be permitted to make any additional investments.  As soon as is administratively practicable thereafter, the assets of the JNF Money Market Fund will be liquidated.  Shareholder approval is not required for the closure of the JNF Money Market Portfolio and you are not being asked to vote on the closure of the JNF Money Market Portfolio as part of this Proxy Statement.  Shareholders of the JNF Money Market Portfolio will receive additional information regarding the closure of the JNF Money Market Portfolio.  The foregoing notwithstanding, your vote remains very important regardless of the impending closure and subsequent liquidation of the JNF Money Market Portfolio.

The Sub-Advisory Agreement

Under the terms of the Previous INVESCO Agreement and the Proposed INVESCO Agreement, INVESCO is entitled to receive an annual sub-advisory fee from JNF, on a monthly basis, at an annual rate of 0.05% of the average daily net assets of the JNF Money Market Portfolio.  In exchange for such compensation, INVESCO is responsible, subject to the supervision and control of JNF, for the purchase, retention and sale of securities in the JNF Money Market Portfolio and further subject to the investment objective, policies, and restrictions of the JNF Money Market Portfolio and such policies as the Board of Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the continuation of the Previous INVESCO Agreement at a meeting on December 13, 2010.  The Previous INVESCO Agreement was approved by the sole-initial shareholder of the JNF Money Market Portfolio on March 18, 2008.

Subject to shareholder approval, JNF will enter into the Proposed INVESCO Agreement with INVESCO.  The terms of the Proposed INVESCO Agreement are identical in all material respects to those of the Previous INVESCO Agreement, except that the date of execution, effectiveness, and termination are changed.  If the Proposed INVESCO Agreement is not approved, the Board of Trustees and JNF will consider other options.

The Proposed INVESCO Agreement will become effective upon approval by the shareholders of the JNF Money Market Portfolio.  The Proposed INVESCO Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the JNF Money Market Portfolio.  The Proposed INVESCO Agreement automatically terminates on assignment and is terminable upon notice by JNF or the JNF Money Market Portfolio.  In addition, the Proposed INVESCO Agreement may be terminated on not more than 60 days’ notice by INVESCO given to JNF or JNF to INVESCO.

The Proposed INVESCO Agreement, like the Previous INVESCO Agreement, provides that INVESCO shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

As described more fully below in connection with Proposal Number 4, NLVT and JNF have received an exemptive order from the SEC to permit JNF, with the approval of the Board of Trustees, to appoint an additional non-affiliated investment sub-adviser or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  If shareholders approve the proposal regarding implementation of the exemptive order, shareholders of the JNF Money Market Portfolio will not be asked to approve any sub-advisory arrangement or material change to any sub-advisory agreement involving an unaffiliated investment sub-adviser, including INVESCO.

Information Concerning INVESCO

INVESCO is organized as a corporation under the laws of Delaware and located at 1555 Peachtree Street, NE, Atlanta, GA  30309.  The names, titles, addresses, and principal occupations of the principal executive officers of INVESCO are set forth below:

Name and Address*:	Title:	Principal Occupation:
Jeffrey H. Kupor	Senior Vice President	Investment Management
Todd L. Spillane	Chief Compliance Officer and Sr. VP	Investment Management
Gregory M. Armour	Director, Co-President & Co-Chief Executive Office	Investment Management
Kevin M. Carome	Director & Secretary	Investment Management
Loren M. Starr	Director & Chief Financial Officer	Investment Management
Philip Taylor	Director, Co-President & Co-Chief Executive Officer	Investment Management
Lance A. Rejsek	Anti-Money Laundering Compliance Officer	Investment Management
Annette J. Lege	Controller	Investment Management
Michael K. Cronin	Senior Vice President	Investment Management
Kirk F. Holland	Senior Vice President	Investment Management
Karen D. Kelley	Senior Vice President	Investment Management
Leslie A. Schmidt	Senior Vice President	Investment Management
Andrew R. Schlossberg	Senior Vice President	Investment Management
Gary K. Wendler	Senior Vice President	Investment Management
John M. Zerr	Senior Vice President	Investment Management
David A. Ridley	Senior Vice President	Investment Management
David C. Warren	Senior Vice President	Investment Management
Sheri S. Morris	Vice President	Investment Management
Roderick G.H. Ellis	Treasurer and Chief Accounting Officer	Investment Management

* Each officer and director’s address is in care of INVESCO, 1555 Peachtree Street, NE, Atlanta, GA 30309.

During the fiscal year ended December 31, 2011, INVESCO, pursuant to the terms of the Previous INVESCO Agreement, received $61,571 in sub-advisory fees from JNF with respect to the JNF Money Market Portfolio.

In addition to the JNF Money Market Portfolio, INVESCO serves as the investment adviser to several, proprietary money market portfolios that have investment objectives that are similar to those of the JNF Money Market Portfolio (each a “Similar INVESCO Fund”).  The table set forth below identifies each Similar INVESCO Fund.

Name of Fund	Management Fee	Assets Under Management

STIT Liquid Assets Portfolio	0.15%	$15,347,588,106
ATST Premier Portfolio	0.25%[1]	$6,221,594,310
Invesco Money Market Portfolio	0.39%	$1,436,311,088
Invesco V.I. Money Market Fund	0.40%	$226,894,228

1 The management fee charged to ATST Premier Portfolio represents a unitary management fee and provides for services in addition to portfolio management services.

With respect to each Similar INVESCO Fund listed below, INVESCO has agreed, as described more fully below, to waive, reduce or otherwise limit the compensation it receives from each such Similar INVESCO Fund.

STIT Liquid Assets Portfolio – INVESCO has contractually agreed, through at least December 31, 2012 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Cash Management Class, Corporate Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class shares to 0.22% (after Rule 12b-1 fee waiver), 0.17%, 0.14%, 0.69% (after Rule 12b-1 fee waiver), 0.44% (after Rule 12b-1 fee waiver), 1.01% (after Rule 12b-1 fee waiver) and 0.34%, respectively. Unless the board of trustees and INVESCO mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2012.

ATST Premier Portfolio -- INVESCO has contractually agreed, through at least December 31, 2012, to waive advisory fees equal to 0.07% of the average daily net assets of ATST Premier Portfolio. Fee waivers have been restated to reflect this agreement.  Unless the board of trustees and INVESCO mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2012.

Invesco V.I. Money Market Fund -- INVESCO has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I and Series II shares to 1.30% and 1.45%, respectively, of average daily net assets.  In determining INVESCO’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses that the Invesco V.I. Money Market Fund has incurred but did not actually pay because of an expense offset arrangement.  Unless the board of trustees and INVESCO mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on December 14, 2011, the Board, including the Independent Trustees, considered whether to approve the Proposed INVESCO Agreement with INVESCO.  In determining to approve the Proposed INVESCO Agreement, the Board of Trustees considered written materials provided by INVESCO and the NLVT’s administrator (the "Report") that had been provided to the Board of Trustees prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based.

The Board noted that it had last reviewed information related to INVESCO and the JNF Money Market Portfolio in the context of approving the continuation of the Previous INVESCO Agreement at a meeting on December 13, 2010.  As to the fees and expenses paid by JNF Money Market Portfolio, the Board noted that JNF Money Market Portfolio would not compensate INVESCO for sub-advisory services, but rather JNF would compensate INVESCO out of the advisory fees received from the JNF Money Market Portfolio. The Board, including the Independent Trustees, next considered the expense ratio for the JNF Money Market Portfolio, and expense ratios of a peer group of funds.  The Trustees concluded that the sub-advisory fees were acceptable in light of the quality of the services the JNF Money Market Portfolio receives from INVESCO.

As to the nature, extent, and quality of the services provided by INVESCO to the JNF Money Market Portfolio, the Trustees discussed the extent of INVESCO’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Trustees concluded that INVESCO had provided quality services to the JNF Money Market Portfolio.

The Board of Trustees, including the Independent Trustees, considered the nature and extent of Invesco’s past performance as sub-adviser to JNF Money Market Portfolio, as well as other factors relating to its track record.  The Board concluded that INVESCO’s performance was acceptable.

Furthermore, the Board of Trustees, including the Independent Trustees, considered whether there will be economies of scale in respect to the management of the JNF Money Market Portfolio and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the previous and expected future size of the JNF Money Market Portfolio, economies of scale was not a relevant consideration.

In the course of their deliberations, the Board of Trustees did not identify any particular information or factor that was all important or controlling.  Based on the deliberations of the Board of Trustees and its evaluation of the information described above, the Board concluded that the fees to be paid under the Proposed INVESCO Agreement are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, approved the Proposed INVESCO Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees, including the Independent Trustees, recommends that shareholders of the JNF Money Market Portfolio vote "FOR" approval of the Proposed INVESCO Agreement.

PROPOSAL NUMBER 3

Approval of a Subadvisory Agreement by and among JNF and Chicago Equity Partners, LLC with Regard to the JNF Balanced Portfolio and the JNF Equity Portfolio.

Background

The primary purpose of Proposal 3 is to enable CEP to serve as the investment sub-adviser to each of the JNF Balanced Portfolio and the JNF Equity Portfolio, each of which is a series of NLVT.  To do so, the Board of Trustees is requesting that shareholders approve a new sub-advisory agreement by and among NLVT, on behalf of each of the JNF Balanced Portfolio and the JNF Equity Portfolio, JNF, and CEP (each, a "Proposed CEP Agreement" and together, the "Proposed CEP Agreements").  (A copy of a form of the Proposed CEP Agreement is attached hereto as Exhibit C.)

CEP has served as the investment sub-adviser to both the JNF Balanced Portfolio and the JNF Equity Portfolio (the JNF Balanced Portfolio and the JNF Equity Portfolio each may be referred to as a "JNF CEP Fund" and together as the "JNF CEP Funds") since each JNF CEP Fund commenced operations on April 30, 2007.  Approval of each Proposed CEP Agreement will not raise the fees paid by either JNF CEP Fund or its shareholders.  Each Proposed CEP Agreement is similar in all material respects to the Previous CEP Agreement.  The effective date of each Proposed CEP Agreement with regard to the applicable JNF CEP Fund will be the date shareholders of each Fund approve the applicable Proposed CEP Agreement.  The Board of Trustees last considered and approved the continuation of the Previous CEP Agreement with regard to each JNF CEP Fund on December 13, 2010.  The Previous CEP Agreement with regard to each JNF CEP Fund was approved by the sole-initial shareholder on February 20, 2007

Shareholder approval of the Proposed CEP Agreements is being requested in connection with a change in control of JNF related to the Transaction, as described above in connection with Proposal 1.  Under the 1940 Act, a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing its interests to less than 25% is presumed to constitute a "change in control" of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement, including a sub-advisory agreement, to be "assigned," which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Thus, upon closing of the Transaction, the JNF Reorganization would be presumed to constitute a "change in control" of JNF for purposes of the 1940 Act and to have caused the "assignment" and resulting termination of each Previous Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders of each JNF CEP Fund are being asked to approve the applicable Proposed CEP Agreement.

At a meeting on December 14, 2011 (the "Board Meeting"), the Board of Trustees approved an interim management agreement among NLVT, on behalf of each JNF CEP Fund, JNF and CEP (each, an "Interim CEP Agreement" and together, the "Interim CEP Agreements").  The Interim CEP Agreements allow CEP to manage each JNF CEP Fund while the Board solicits shareholder approval for the Proposed CEP Agreements.  Each Interim CEP Agreement will became effective upon the closing of the JNF Reorganization and will be effective for 150 days from that date or until the corresponding Proposed CEP Agreement is approved by shareholders, if sooner.

The terms of each Interim CEP Agreement are identical in all material respects to those of the corresponding Previous CEP Agreement, except that the date of execution, effectiveness, and termination of each Interim CEP Agreement are changed.  All fees earned by CEP under each Interim CEP Agreement are being held in a separate escrow account pending shareholder approval of each Proposed CEP Agreement.  Upon approval of each Proposed CEP Agreement by shareholders of the JNF CEP Funds, the escrowed management fees will be paid to CEP.

The Sub-Advisory Agreements

Under the terms of each Previous CEP Agreement and each Proposed CEP Agreement, CEP is entitled to receive an annual sub-advisory fee from JNF, on a monthly basis, at an annual rate of 0.30% of the average daily net assets of the JNF Equity Portfolio and 0.27% of the average daily net assets of the JNF Balanced Portfolio.  In exchange for such compensation, CEP, as is the case under each Previous CEP Agreement, is responsible, subject to the supervision and control of JNF, for the purchase, retention and sale of securities in each JNF CEP Fund and further subject to the investment objective, policies, and restrictions of each JNF CEP Fund and such policies as the Board of Trustees may determine.  The Board of Trustees last considered and renewed the Previous CEP Agreement with respect to each JNF CEP Fund on December 13, 2010.

Subject to shareholder approval, JNF will enter into the Proposed CEP Agreements with CEP.  The terms of each Proposed CEP Agreement are identical in all material respects to those of the corresponding Previous CEP Agreement, except that the date of execution, effectiveness, and termination are changed.  If a Proposed CEP Agreement is not approved with respect to a JNF CEP Fund, the Board of Trustees and JNF will consider other options.

Each Proposed CEP Agreement will become effective upon approval by the shareholders of the applicable JNF CEP Fund.  Each Proposed CEP Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the applicable JNF CEP Fund.  Each Proposed CEP Agreement automatically terminates on assignment and is terminable upon notice by JNF or the applicable JNF CEP Fund.  In addition, each Proposed CEP Agreement may be terminated on not more than 60 days’ notice by CEP given to JNF or JNF to CEP.

Each Proposed CEP Agreement, like the corresponding Previous CEP Agreement, provides that CEP shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

As described more fully below in connection with Proposal Number 4, NLVT and JNF have received an exemptive order from the SEC to permit JNF, with the approval of the Board of Trustees, to appoint an additional non-affiliated investment sub-adviser or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  If shareholders approve the proposal regarding implementation of the exemptive order, shareholders of the JNF CEP Funds will not be asked to approve any sub-advisory arrangement or material change to any sub-advisory agreement involving an unaffiliated investment sub-adviser, including CEP.

Information Concerning CEP

CEP is organized as a limited liability company under the laws of Delaware and is located at 180 North LaSalle Street, Suite 3800, Chicago, IL  60601.  The names, titles, addresses, and principal occupations of the principal executive officers of CEP are set forth below:

Name and Address*:	Title:	Principal Occupation:
Patrick C. Lynch	Mgt. Committee Member & President	Investment Management
Robert H. Kramer	Mgt. Committee Member & Managing Director	Investment Management
David C. Coughenor	Mgt. Committee Member & Chief Investment Officer -- Equity	Investment Management
David R. Johnsen	Mgt. Committee Member & Managing Director	Investment Management
Peter C. Williams	Chief Compliance Officer	Investment Management

* Each officer and director’s address is in care of CEP, 180 LaSalle Street, Suite 3800, Chicago, IL 60601.

During the fiscal year ended December 31, 2011, CEP, pursuant to the terms of the Previous CEP Agreement, received: $56,304 in sub-advisory fees from JNF with respect to the JNF Balanced Portfolio; and $258,699 in sub-advisory fees from JNF with respect to the JNF Equity Portfolio.

In addition to the JNF Balanced Portfolio and the JNF Equity Portfolio, CEP serves as the investment adviser to several series of the Managers’ Investment Group, LLC that have investment objectives similar to the JNF Balanced Portfolio and the JNF Equity Portfolio (each, a “Similar CEP Fund”).  Each Similar CEP Fund is listed in the table set forth below.

Name of Fund	Management Fee	Assets Under Management
Chicago Equity Partners Balanced Fund	0.28%	$28,900,000
Chicago Equity Partners Mid-Cap Fund	0.30%	$40,500,000

With respect to each Similar CEP Fund, CEP has not agreed to waive, reduce or otherwise limit the compensation it receives from any such Similar CEP Fund.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on December 14, 2011, the Board of Trustees, including the Independent Trustees, considered whether to approve the Proposed CEP Agreements with CEP.  In determining to approve the Proposed CEP Agreement, the Board of Trustees considered written materials provided by CEP and the NLVT’s administrator (the "Report") that had been provided to the Board of Trustees prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based.

The Board noted that it had last reviewed information related to CEP and each JNF CEP Fund in the context of approving the continuation of each Previous CEP Agreement at a meeting on December 13, 2010.  As to the fees and expenses paid by each JNF CEP Fund, the Board noted that neither JNF CEP Fund would compensate CEP for sub-advisory services, but rather JNF would compensate CEP out of the advisory fees received from each JNF CEP Fund. The Board, including the Independent Trustees, next considered the expense ratio for each JNF CEP Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the sub-advisory fees were acceptable in light of the quality of the services each JNF CEP Fund receives from CEP.

As to the nature, extent, and quality of the services provided by CEP to each JNF CEP Fund, the Trustees discussed the extent of CEP’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Trustees concluded that CEP had provided quality services to JNF CEP Fund.

The Board of Trustees, including the Independent Trustees, considered the nature and extent of CEP’s past performance as sub-adviser to each JNF CEP Fund, as well as other factors relating to its track record.  The Board concluded that CEP’s performance was acceptable.

Furthermore, the Board of Trustees, including the Independent Trustees, considered whether there will be economies of scale in respect to the management of the JNF CEP Funds and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the previous and expected future size of each JNF CEP Fund, economies of scale was not a relevant consideration.

In the course of their deliberations, the Board of Trustees did not identify any particular information or factor that was all important or controlling.  Based on the deliberations of the Board of Trustees and its evaluation of the information described above, the Board concluded that the fees to be paid under each Proposed CEP Agreement are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, approved each Proposed CEP Agreement and voted to recommend each such agreement to shareholders for approval.

Accordingly, the Board of Trustees, including the Independent Trustees, recommends that shareholders of each JNF CEP Fund vote "FOR" approval of the applicable Proposed CEP Agreement.

PROPOSAL NUMBER 4

Approval of reliance upon an order from the SEC exempting NLVT and JNF from certain provisions of the 1940 Act and Rules thereunder that would permit JNF to enter into new Sub-Advisory Agreements, or to amend the terms of existing Sub-Advisory Agreements, with the approval of the Board Of Trustees, but without the approval of shareholders.

Background

The purpose of this proposal is to enable JNF, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint a non-“Affiliated Sub-Adviser” (as such term is defined below) or sub-advisers or to replace a then-existing investment sub-adviser with a non-Affiliated Sub-Adviser, as well as change the terms of a sub-advisory contract with a non-Affiliated Sub-Adviser, without soliciting the approval of shareholders.  As explained more fully below, NLVT and JNF have obtained exemptive relief from the SEC to permit JNF, with the approval of the Board of Trustees, to take such actions

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board of Trustees, including by a majority of the Independent Trustees, and the shareholders of the applicable fund.  Therefore, without the Order, each time that JNF seeks to hire a sub-adviser or sub-advisers or replace a then-existing sub-adviser to provide investment advisory services to a JNF Fund, NLVT must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and JNF or the JNF Fund would be required to pay the costs of such activities.  JNF pays the sub-advisers and the applicable JNF Fund does not bear such expenses.

Implementation of the Order

On October 29, 2007, the SEC issued a "Managers of Managers" exemptive order (the "Order") under Section 6(c) of the 1940 Act granting exemptive relief to NLVT and JNF from Section 15(a) of the Act and Rule 18f-2 under the Act.  Such exemptive relief allows JNF, with prior approval of the Board of Trustees, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval.  In order to rely on the Order with respect to any affected JNF Fund, NLVT must first obtain approval of such reliance from the shareholders of each such JNF Fund.  If reliance on the Order is approved by shareholders of a JNF Fund, pursuant to the terms of the Order, JNF will be able, subject to the approval of the Board of Trustees, but without shareholder approval, to employ new non-Affiliated Sub-Advisers for each such JNF Fund or any future JNF Fund, change the terms of particular sub-advisory agreements or continue the employment of existing non-Affiliated Sub-Advisers after events occur that would otherwise cause a termination of the sub-advisory agreement under the 1940 Act.  However, JNF may not enter into a sub-advisory agreement with an "affiliated person" of JNF (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected JNF Fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed JNF Fund, such Fund’s initial shareholder.  Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of each JNF Fund will continue to have the right to terminate such agreements with respect to a JNF Fund at any time by a vote of a majority outstanding voting securities of the JNF Fund.

In addition to seeking shareholder approval prior to relying on the Order, the conditions of the Order also specify that each JNF Fund sub-advisory agreement will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, each JNF Fund will prominently disclose in its prospectus that JNF monitors the sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board of Trustees which sub-adviser(s) should be retained or released.  Each JNF Fund also will disclose that it operates pursuant to the terms and conditions of the Order.

In addition, each JNF Fund will be required within 90 days of the hiring of a new sub-adviser, to furnish Fund shareholders with all information about the new sub-adviser that would be included in a proxy statement.

Board Considerations

At a meeting on December 14, 2011, the Board of Trustees, having previously approved submission of the application to the SEC seeking the Order, considered whether to seek shareholder approval of reliance upon the Order.  In determining that the implementation of the Order was in the best interests of each JNF Fund and its shareholders, the Board of Trustees, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Order with respect to the JNF Funds:

(1) A "manager of managers" structure will enable JNF to employ sub-advisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a JNF Fund may invest and the styles in which they are invested;

(2) A manager of managers structure will enable JNF to promptly reallocate assets of each JNF Fund among itself and one or more sub-advisers in response to varying market conditions;

(3) A manager of managers structure will enable the Board of Trustees to act more quickly, with less expense to a JNF Fund, in appointing new sub-advisers when the Board and JNF believe that such appointment would be in the best interests of a JNF Fund and its shareholders;

(4) JNF is directly responsible for (i) establishing procedures to monitor a sub-adviser’s compliance with the applicable JNF Funds’ investment objectives and policies, (ii) analyzing the performance of the sub-adviser and (iii) recommending allocations and reallocations of each JNF Fund’s assets among itself and one or more sub-advisers; and

(5) No sub-adviser could be appointed, removed or replaced without the approval of the Board of Trustees

Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of each JNF Fund vote "FOR" approval of the Fund’s reliance on the Order.

OTHER INFORMATION

Operation Of The JNF Funds

Each JNF Fund is a series of the NLVT, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 23, 2005.  The principal executive offices of NLVT are located at 4020 South 147th Street, Omaha, NE  68137.  The Board of Trustees supervises the business activities of each JNF Fund.  Like other mutual funds, each JNF Fund retains various organizations to perform specialized services.  Each JNF Fund currently retains JNF as its investment adviser.  Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite 2 Omaha, Nebraska  68137, provides each JNF Fund with transfer agent, accounting, compliance, and administrative services.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that NLVT did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of NLVT revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities And Voting

The Separate Accounts of the participating insurance companies are the record owners of the shares of each JNF.  The participating insurance companies will vote the shares of each JNF Fund at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.  Participating insurance companies, which through Separate Accounts hold shares of a JNF Fund, will be counted as the JNF Fund’s shareholders in determining whether a quorum is present.  Because a significant percentage of each JNF Fund’s shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

February 29, 2012, has been chosen as the Record Date.  Each shareholder of a JNF Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.  Shareholders of a JNF Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the JNF Fund at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  The presence in person or by proxy of the holders of one-third of a JNF Fund’s outstanding shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

For Proposals 1 and 4, shareholders of each JNF Fund will vote separately on each such Proposal.  With regard to Proposal 2, shareholders of the JNF Money Market Portfolio will vote separately on Proposal 2.  With regard to Proposal 3, shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio will vote separately on Proposal 3.  Once a quorum has been reached with respect to each JNF Fund entitled to vote on a given Proposal, the approval of a majority of the votes cast at the Special Meeting is required for approval of the applicable Proposal.

In the event that a quorum of shareholders is not represented at the Special Meeting with respect to any JNF Fund, the meeting may be adjourned by a majority of that Fund’s shareholders present in person or by proxy until a quorum exists.  If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

NLVT, on behalf of each JNF Fund, does not impose any requirement that a specific percentage of Variable Contract Holders need to give instructions as to how to vote their shares.  Where Variable Contract Holders fail to give instructions as to how to vote their shares, the participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Security Ownership Of Management And
Certain Beneficial Owners

The following table provides information on shareholders who owned of record or, to the knowledge of each JNF Fund, beneficially, more than 5% of any class of an JNF Fund’s outstanding shares as of the Record Date.  As of the Record Date and except as noted in the table below, NLVT knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any JNF Fund.

JNF MONEY MARKET PORTFOLIO

NAME AND ADDRESS	PERCENTAGE OF FUND	NUMBER OF SHARES
JEFFERSON NATIONAL 9920 CORPORATE CAMPUS DRIVE LOUISVILLE, KY 40223	98%	118,435,662

JNF BALANCED PORTFOLIO

NAME AND ADDRESS	PERCENTAGE OF FUND	NUMBER OF SHARES
JEFFERSON NATIONAL 9920 CORPORATE CAMPUS DRIVE LOUISVILLE, KY 40223	100%	1,240,503

JNF EQUITY PORTFOLIO

NAME AND ADDRESS	PERCENTAGE OF FUND	NUMBER OF SHARES
JEFFERSON NATIONAL 9920 CORPORATE CAMPUS DRIVE LOUISVILLE, KY 40223	100%	3,784,324

Security Ownership Of Management

As of the Record Date, the executive officers and trustees of NLVT owned no shares of the JNF Funds.

Shareholder Proposals

NLVT has not received any shareholder proposals to be considered for presentation at the Special Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in NLVT’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in NLVT’s proxy materials must be received by NLVT within a reasonable time before the solicitation is made.  The fact that NLVT receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Variable Trust, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY  11788.

Cost Of Solicitation

The Board of Trustees is making this solicitation of proxies.  NLVT has engaged The Altman Group, a proxy solicitation firm ("Altman"), to assist in the solicitation.  The estimated fees anticipated to be paid to Altman are approximately $18,601.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by JNF.  In addition to solicitation by mail, NLVT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the JNF Funds of whom they have knowledge, and JNF will reimburse them for their expenses in so doing.  Certain officers, employees and agents of NLVT and JNF may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, NLVT may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to NLVT if you wish to receive a separate copy of the Proxy Statement, and NLVT will promptly mail a copy to you.  You may also call or write to NLVT if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call NLVT at 800.309.2984, or write NLVT at 4020 South 147th Street, Omaha, NE 68137.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on April 12, 2012

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed sub-advisory agreement), and Proxy Card are available at www.proxyonline.us.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated March 12, 2012

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE TOLL-FREE NUMBER OR CONNECT TO THE INTERNET ADDRESS LISTED ON YOUR PROXY CARD.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS VARIABLE TRUST

 and

JNF ADVISORS, INC.

      AGREEMENT (the "Agreement"), made as of [______], 2012 between Northern Lights Variable Trust, a Delaware statutory trust (the "Trust"), and JNF Advisors, Inc., a Delaware corporation (the "Adviser") located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act.  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

      2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of [____], 2012, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS VARIABLE TRUST

                               By: ____________________________

                               Name: Andrew Rogers

                               Title: President

                 JNF ADVISORS, INC.

                 By: __________________________

Name: Craig Hawley

Title: General Counsel & Secretary

NORTHERN LIGHTS VARIABLE TRUST

INVESTMENT ADVISORY AGREEMENT

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
JNF Equity Portfolio JNF Balanced Portfolio JNF Money Market Portfolio	0.65% 0.65% 0.15%

Exhibit B

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this [__] day of [_____], 2012, by and between JNF ADVISORS, INC. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223, and INVESCO ADVISORS, INC (the “Subadviser”), a Delaware corporation registered under the Advisers Act, located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS VARIABLE TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the [__] day of [____], as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of each Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within 30 days after the close of the quarter, the time permitted under the Code, or, if the Code is amended, such other time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Books and Records.  The Subadviser or the Fund’s third party service providers shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records, maintained by the Subadviser, shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 0.05% of the Subadviser Assets for the Fund. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.  If in during a Fund’s first fiscal year of operations the aggregate expenses of the Fund exceed any applicable expense limitation, and the Adviser waives all or a portion of its management fee or reimburses the Fund for expenses to the extent required to satisfy such limitation, the fee paid to the Subadviser will be reduced by its proportionate share of the amount of such waivers or reimbursements. If the Subadviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers and reimbursements, then the Subadviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser’s management fee, the fee paid to the Subadviser will be reduced to zero for that month, but in no event shall the Subadviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

None of the Subadviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

The Subadviser represents that no action, suit or proceeding is pending or, to the knowledge of Subadviser, threatened against Subadviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Subadviser of this Agreement or the transactions contemplated hereby.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement;

None of the Adviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

The Adviser represents that no action, suit or proceeding is pending or, to the knowledge of Adviser, threatened against Adviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Adviser of this Agreement or the transactions contemplated hereby.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

Authorized.  The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known.  Such information already was known by the party prior to the date hereof;

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them, to the extent the existence of such agreement is known or should be known by the disclosing party; or

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser: John M. Zerr, General Counsel Invesco Advisors, Inc. (the “Subadviser”), 11 Greenway Plaza, Suite 100 Houston, Texas, 77046-1173 Fax: 713-993-9185

If to the Adviser:

Craig A. Hawley, General Counsel

Jefferson National Financial Corp.

9920 Corporate Campus Drive, Suite 1000

Louisville, Kentucky 40223

(Direct) 502-587-3843

(Fax) 502-515-0611

Email:

chawley@jeffnat.com

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

[Signatures to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER JNF ADVISORS, INC. By: _____________________________ Craig Hawley General Counsel and Secretary	SUBADVISER INVESCO ADVISORS, INC. By:__________________________________ Name: _______________________ Title: President

SUBADVISORY AGREEMENT

between JNF ADVISORS, INC. (the “Adviser”),

and AIM ADVISORS, INC. (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED

ANNUAL FEE

JNF Money Market Portfolio

0.05%

Exhibit C

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this [__] day of [_____], 2012, by and between JNF ADVISORS, INC. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223, and CHICAGO EQUITY PARTNERS, LLC (the “Subadviser”), a Delaware limited liability company registered under the Advisers Act, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS VARIABLE TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the [__] day of [____], as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of each Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within 30 days after the close of the quarter, the time permitted under the Code, or, if the Code is amended, such other time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Books and Records.  The Subadviser or the Fund’s third party service providers shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records, maintained by the Subadviser, shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 0.30% of the Subadviser Assets for the JNF Equity Portfolio and 0.27% of the Subadviser Assets for the JNF Balanced Portfolio. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.  If in during a Fund’s first fiscal year of operations the aggregate expenses of the Fund exceed any applicable expense limitation, and the Adviser waives all or a portion of its management fee or reimburses the Fund for expenses to the extent required to satisfy such limitation, the fee paid to the Subadviser will be reduced by its proportionate share of the amount of such waivers or reimbursements. If the Subadviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers and reimbursements, then the Subadviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser’s management fee, the fee paid to the Subadviser will be reduced to zero for that month, but in no event shall the Subadviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

None of the Subadviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

The Subadviser represents that no action, suit or proceeding is pending or, to the knowledge of Subadviser, threatened against Subadviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Subadviser of this Agreement or the transactions contemplated hereby.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement;

None of the Adviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

The Adviser represents that no action, suit or proceeding is pending or, to the knowledge of Adviser, threatened against Adviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Adviser of this Agreement or the transactions contemplated hereby.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

Authorized.  The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known.  Such information already was known by the party prior to the date hereof;

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them, to the extent the existence of such agreement is known or should be known by the disclosing party; or

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

Patrick C. Lynch, President

Chicago Equity Partners, LLC (the “Sub-Adviser”),

180 N. LaSalle Street, Suite 3800

Chicago, Illinois 60601

Phone: 312-629-8200

Fax:  312-629-2701

Email: plynch@chicagoequity.com

If to the Adviser:

Craig A. Hawley

General Counsel & Secretary

Jefferson National Financial Corp.

9920 Corporate Campus Drive, Suite 1000

Louisville, Kentucky 40223

(Direct) 502-587-3843

(Fax) 502-515-0611

Email:

chawley@jeffnat.com

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

JNF ADVISORS, INC.

                             By:__________________________________

                             Name: Craig Hawley

                             Title: General Counsel & Secretary

                            SUB-ADVISER

                            CHICAGO EQUITY PARTNERS, LLC

                             By:__________________________________

                             Name: Patrick C. Lynch

                             Title: President

SUBADVISORY AGREEMENT

between JNF ADVISORS, INC. (the “Adviser”),

and CHICAGO EQUITY PARTNERS, LLC (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED

ANNUAL FEE

The JNF Equity Portfolio

0.30%

The JNF Balanced Portfolio

0.27%

 PROXY CARD

JNF Chicago Equity Partners Equity

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Variable Trust (the "Trust") to be held at the offices of the Trust’s administrator, 450 Wireless Boulevard, Hauppauge, NY  11788 on April 12, 2012 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

_________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

 PROXY CARD

JNF Chicago Equity Partners Equity

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   [X]

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
3.

To approve a new Sub-Advisory Agreement by and between JNF and Chicago Equity Partners, LLC ("CEP"), the previous and proposed investment sub-adviser, with respect to each of the JNF Balanced Portfolio and the JNF Equity Portfolio.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with non-affiliated sub-advisers with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

		□	□	□

		FOR	AGAINST	ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”

 VOTING FORM

RE: (INSURANCE COMPANY NAME)

JNF Chicago Equity Partners Equity

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

The undersigned hereby instructs the above-mentioned Insurance Company to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Northern Lights Variable Trust (the “Trust”), to be held on April 12, 2012 at 10:00 a.m., Eastern time. The Special Meeting will be held at the offices of the Trust’s administrator 450 Wireless Boulevard, Hauppauge, NY 11788. The Separate Account will vote shares attributable to your policy/account as indicated by the undersigned herein, or if no direction is indicated, the Separate Account will vote shares attributable to your policy/account “FOR” the proposals described herein.  With respect to those shares for which no proxy instructions have been received by the Separate Account on or before April 12, 2012, the Separate Account will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

 VOTING FORM

RE: (INSURANCE COMPANY NAME)

JNF Chicago Equity Partners Equity

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Voting Form is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   [X]

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
3.

To approve a new Sub-Advisory Agreement by and between JNF and Chicago Equity Partners, LLC ("CEP"), the previous and proposed investment sub-adviser, with respect to each of the JNF Balanced Portfolio and the JNF Equity Portfolio.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with non-affiliated sub-advisers with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

		□	□	□

		FOR	AGAINST	ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”

 PROXY CARD

JNF Chicago Equity Partners Balanced

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Variable Trust (the "Trust") to be held at the offices of the Trust’s administrator, 450 Wireless Boulevard, Hauppauge, NY  11788 on April 12, 2012 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

____________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

 PROXY CARD

JNF Chicago Equity Partners Balanced

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   [X]

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
3.

To approve a new Sub-Advisory Agreement by and between JNF and Chicago Equity Partners, LLC ("CEP"), the previous and proposed investment sub-adviser, with respect to each of the JNF Balanced Portfolio and the JNF Equity Portfolio.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with non-affiliated sub-advisers with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

		□	□	□

		FOR	AGAINST	ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”

 VOTING FORM

RE: (INSURANCE COMPANY NAME)

JNF Chicago Equity Partners Balanced

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

The undersigned hereby instructs the above-mentioned Insurance Company to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Northern Lights Variable Trust (the “Trust”), to be held on April 12, 2012 at 10:00 a.m., Eastern time. The Special Meeting will be held at the offices of the Trust’s administrator 450 Wireless Boulevard, Hauppauge, NY 11788. The Separate Account will vote shares attributable to your policy/account as indicated by the undersigned herein, or if no direction is indicated, the Separate Account will vote shares attributable to your policy/account “FOR” the proposals described herein.  With respect to those shares for which no proxy instructions have been received by the Separate Account on or before April 12, 2012, the Separate Account will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

 VOTING FORM

RE: (INSURANCE COMPANY NAME)

JNF Chicago Equity Partners Balanced

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Voting Form is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   [X]

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
3.

To approve a new Sub-Advisory Agreement by and between JNF and Chicago Equity Partners, LLC ("CEP"), the previous and proposed investment sub-adviser, with respect to each of the JNF Balanced Portfolio and the JNF Equity Portfolio.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with non-affiliated sub-advisers with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

		□	□	□

		FOR	AGAINST	ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”

 PROXY CARD

JNF MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Variable Trust (the "Trust") to be held at the offices of the Trust’s administrator, 450 Wireless Boulevard, Hauppauge, NY  11788 on April 12, 2012 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

 PROXY CARD

JNF MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   [X]

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
2.

To approve a new Sub-Advisory Agreement by and between JNF and Invesco Advisers, Inc., the previous and proposed investment sub-adviser, with respect to the JNF Money Market Portfolio, a series NLVT.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with non-affiliated sub-advisers with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

		□	□	□

		FOR	AGAINST	ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”

 VOTING FORM

RE: (INSURANCE COMPANY NAME)

JNF MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

The undersigned hereby instructs the above-mentioned Insurance Company to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Northern Lights Variable Trust (the “Trust”), to be held on April 12, 2012 at 10:00 a.m., Eastern time. The Special Meeting will be held at the offices of the Trust’s administrator 450 Wireless Boulevard, Hauppauge, NY 11788. The Separate Account will vote shares attributable to your policy/account as indicated by the undersigned herein, or if no direction is indicated, the Separate Account will vote shares attributable to your policy/account “FOR” the proposals described herein.  With respect to those shares for which no proxy instructions have been received by the Separate Account on or before April 12, 2012, the Separate Account will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

 VOTING FORM

RE: (INSURANCE COMPANY NAME)

JNF MONEY MARKET PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposals. If this Voting Form is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   [X]

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
2.

To approve a new Sub-Advisory Agreement by and between JNF and Invesco Advisers, Inc., the previous and proposed investment sub-adviser, with respect to the JNF Money Market Portfolio, a series NLVT.  No fee increase is proposed.

		□	□	□

		FOR	AGAINST	ABSTAIN
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with non-affiliated sub-advisers with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

		□	□	□

		FOR	AGAINST	ABSTAIN
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”